Transfers and Servicing of Financial Assets (including Mortgage Banking Activity) - Components of Mortgage Income (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Participating Mortgage Loans
Gains on sales	$ 74,486	$ 83,957	$ 63,034
Total mortgage income	83,853	80,662	51,797
Mortgage income
Participating Mortgage Loans
Mortgage loans held for sale and derivatives	1,361	2,216	631
Derivative settlements, net	(6,640)	(5,017)	(8,743)
Gains on sales	87,925	82,671	59,156
Servicing and other income, net	1,207	792	753
Total mortgage income	$ 83,853	$ 80,662	$ 51,797